WEITZ PARTNERS, INC.

Partners Value Fund

Q U A R T E R L Y

R E P O R T

June 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500
12/31/83+	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	-9.1
12/31/90	-6.3	-3.1	12/31/01	-0.9	-11.8
12/31/91	28.1	30.2	12/31/02	-17.0	-22.1
12/31/92	15.1	7.6	6/30/03++	13.1	11.8
12/31/93	23.0	10.1	Cumulative	1,707.5	935.6

			Average Annual Compound Return (Since inception June 1, 1983)	15.5	12.3

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 2003, was 8.7%, 7.5% and 15.4%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83

††	Return is for the period 1/1/03 through 6/30/03

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WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1993 through June 30, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Predecessor Partnership on March 31, 1993, would have been valued at $107,940 on June 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Partners Value Fund	8.7%	7.5%	15.4%
Standard & Poor’s 500 Index	0.2%	-1.6%	10.0%

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
June 30, 2003 – Quarterly Report

July 15, 2003

Dear Fellow Shareholder:

        The second quarter of 2003 was a very good one for our Fund. Our total return (capital appreciation and dividends) was +18.2% vs. +15.4% for the S&P 500. This brings our gain for the first half of the calendar year to +13.1% vs. +11.8% for the S&P 500. We widened our long-term lead on the S&P, but the most satisfying part of this quarterly report is a strong dose of absolute performance—black ink.

        The table below compares the performance of our Fund (after all fees and expenses) to that of our primary benchmark, the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

		Average Annual Total Returns*
	YTD	1-Year	3-Years	5-Years	10-Years	15-Years
Weitz Partners Value Fund	13.1%	8.7%	4.1%	7.5%	15.4%	14.9%
S&P 500	11.8	0.2	-11.2	-1.6	10.0	11.4
Russell 2000	17.9	-1.6	-3.3	1.0	8.2	N.A.
Nasdaq Composite	21.8	11.4	-25.5	-2.7	8.7	9.9
Average Growth and Income Fund	N.A.	-1.7	-5.4	-0.6	8.9	N.A.

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

Portfolio Review

        The market, as measured by the S&P 500, has been like a roller coaster over the past twelve months. Dramatic plunges in July, October, and March were followed each time by strong rallies, and it is now approximately back where it started. As shown in the table, we have fared better than most market indices, but it still felt like quite an ordeal. During the rally which started in mid-March, nearly all of our stocks contributed to our gains. Large positions, such as Liberty, Comcast, Countrywide, Washington Mutual, and Citizens were prime contributors, and large percentage gains in some of our smaller holdings, such as Charter, Charter bonds, and Redwood Trust, were disproportionately helpful.

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        As you might expect, during a strong market rally we were net sellers of stocks. This was not a “market timing” call. As stock prices go up, the (happy) result is that we have larger positions in less-cheap stocks. We prefer to be very long-term holders of our stocks, but as prices rise towards our “full value” targets, we think we ought to gradually shrink the positions because the risk/reward relationship is shifting against us. We prefer to redeploy the capital into other cheaper stocks, but we found very few stocks that met our “buy” or “add” criteria. As a result, our cash and reserves position rose several percentage points during the quarter to 18%.

        The one new significant position we took during the quarter was in Federal Home Loan Mortgage Corp., better known as Freddie Mac. Freddie has been in the news nearly every day in the last few weeks. The headlines have been ugly—earnings restatement (though upwards for a change), firing of the president and resignations of CEO and CFO, calls for congressional hearings, etc. Our premise is that Freddie’s basic business, earning power, and balance sheet are sound, that the drop in the stock represents a temporary over-reaction, and that over the next few quarters it is likely to recover to higher levels.

        Freddie Mac and its cousin Fannie Mae are in two basic businesses. They insure mortgages so that they can be pooled and sold as mortgage-backed securities and they invest directly in mortgages for their own accounts. They have a lower cost of borrowing than other corporations because there is a perception—not a legal responsibility—that the U.S. government would come to their rescue if they were ever in financial trouble.

        Periodically, investors become fearful that they will suffer credit losses on the mortgages they guarantee or that Congress will take away their cost advantage and Freddie and Fannie’s stocks get weak. When recession, tight money, and fears of credit losses arose in 1990, Freddie’s stock fell over 70%. We began buying after the first 40% decline and kept buying all the way down. The stock now sells at roughly 20 times its October, 1990 low price.

        The fears this time are that the accounting problems are worse than acknowledged and future earnings will be more volatile if the “smoothing” techniques that led to the restatement are disallowed. We believe that Freddie and Fannie do face several competitive and political challenges, and we have no illusions of a repeat of the performance of the past 13 years. However, we believe the new management is strong and that the immediate fears of Wall Street are overblown. This leads us to think that Freddie can be a good one to two year “trade.”

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Outlook

        As always, we distinguish between the “value”—economic fundamentals—and the “valuation”—stock prices. The economy seems to be recovering slowly from a collapse of capital spending, weak business travel, disruptions from the war in Iraq, etc. Companies are taking advantage of very low interest rates to lower their interest expense and extend the maturities of their debt. Asset sales and mergers are helping companies rationalize their productive capacities. So, while business is still soft in many sectors of the economy, the value of our businesses is generally moving in the right direction.

        On the price side, however, we have experienced a tremendous stock market rally in a short period of time. At best, undervalued stocks became less undervalued. In fact, some of the internet survivors and biotech stocks ran up 50-100% in the second quarter alone—eerily reminiscent of the late ’90’s. In the credit markets, the extreme angst of last October has given way to Pollyannaish generosity and companies that came into the year with weak balance sheets (e.g. Charter Communications) have been able to raise capital and have been among the biggest gainers in the rally. Of course, we think our stocks are still undervalued, or we would not still own them, but we would expect a much less exuberant performance for the market and our portfolio over the balance of the year.

        Thanks again for your patience during the traumatic markets of the past few years.

Sincerely, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

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WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities June 30, 2003 (Unaudited)

Shares		Cost	Value
	COMMON STOCKS — 81.5%
	Advertising & Marketing — 0.9%
1,535,000	Interpublic Group of Companies, Inc.(a)	$13,304,249	$20,538,300
72,000	Valassis Communications, Inc.*	577,840	1,851,840

		13,882,089	22,390,140

	Banking — 9.5%
166,900	Astoria Financial Corp.	3,712,739	4,661,517
1,474,400	Greenpoint Financial Corp.	28,575,762	75,105,936
2,500,000	U.S. Bancorp	40,465,033	61,250,000
2,600,000	Washington Mutual, Inc.	58,703,300	107,380,000

		131,456,834	248,397,453

	Cable Television — 8.9%
8,167,995	Adelphia Communications Corp. CL A* #	1,061,839	2,221,695
13,600,000	Charter Communications, Inc., CL A*	118,087,779	53,992,000
4,700,000	Comcast Corp. - Special CL A*	112,252,176	135,501,000
3,150,000	Insight Communications Co.*	55,263,131	41,517,000

		286,664,925	233,231,695

	Consumer Products and Services — 2.0%
4,340,000	Six Flags, Inc.*	61,352,118	29,425,200
947,300	Waste Management, Inc.	21,444,142	22,820,457

		82,796,260	52,245,657

	Financial Services — 9.0%
1,100	Berkshire Hathaway, Inc. CL A*	64,076,393	79,750,000
34,000	Berkshire Hathaway, Inc. CL B*	65,700,938	82,620,000
200,000	Fannie Mae	13,181,185	13,488,000
1,180,000	Freddie Mac	60,180,198	59,908,600
1,486,500	Imperial Credit Industries, Inc.*	37,163	8,919

		203,175,877	235,775,519

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WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$202,134

	Lodging and Gaming — 9.8%
1,424,500	Extended Stay America, Inc.*	8,928,460	19,216,505
440,000	Harrah’s Entertainment, Inc.*	14,307,790	17,705,600
6,500,000	Hilton Hotels Corp.	57,242,943	83,135,000
15,000,000	Park Place Entertainment Corp.*	146,558,138	136,350,000

		227,037,331	256,407,105

	Media and Entertainment — 10.8%
114,800	Daily Journal Corp.* †	2,952,881	2,801,120
16,300,000	Liberty Media Corp. – A*	189,398,776	188,428,000
125,000	Washington Post Co. CL B	63,730,250	91,612,500

		256,081,907	282,841,620

	Mortgage Banking — 3.0%
1,150,000	Countrywide Financial Corp.	32,580,896	80,005,500

	Printing Services — 0.5%
4,807,200	Mail-Well, Inc.* †	27,931,717	12,114,144

	Real Estate and Construction — 0.6%
369,300	Forest City Enterprises, Inc. CL A	5,137,132	15,307,485

	Real Estate Investment Trusts — 7.1%
400,000	Archstone-Smith Trust	9,405,978	9,600,000
130,000	Avalonbay Communities, Inc.	5,767,049	5,543,200
12,500,000	Host Marriott Corp.*	113,173,997	114,375,000
104,675	Medical Office Properties, Inc.#	2,088,266	1,046,750

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WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Real Estate Investment Trusts — (Continued)
350,000	Newcastle Investment Corp.	$6,125,000	$6,853,000
457,830	Newcastle Investment Holdings Corp.#	164,861	1,579,513
910,000	Redwood Trust, Inc.†	17,260,367	36,318,100
258,000	Vornado Realty Trust	10,411,871	11,248,800

		164,397,389	186,564,363

	Restaurants — 0.5%
473,686	Papa John’s International, Inc.*	11,137,983	13,286,892

	Retail — 3.7%
4,800,000	Safeway, Inc.*	141,488,790	98,208,000

	Telecommunications — 13.5%
1,340,000	Alltel Corp.	71,336,203	64,614,800
300,000	Centennial Communications Corp.*	1,366,470	1,200,000
9,272,000	Citizens Communications Co.*	110,669,594	119,516,080
18,578,000	Qwest Communications International, Inc.*(a)	226,092,483	88,802,840
1,138,000	Sprint Corp.	21,622,000	16,387,200
1,250,000	Telephone and Data Systems, Inc.	85,474,120	62,125,000

		516,560,870	352,645,920

	Utilities — 1.7%
2,700,000	Westar Energy, Inc.	50,591,924	43,821,000

	Total Common Stocks	2,151,044,272	2,133,444,627

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WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value
	CORPORATE BONDS — 0.7%
$ 15,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	$7,808,074	$10,500,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,346,244	3,875,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,411,547	3,900,000

	Total Corporate Bonds	14,565,865	18,275,000

	U.S. GOVERNMENT AND AGENCY SECURITIES — 4.1%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,736,196	41,247,160
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,801,111	62,375,280
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,079	2,790,840

	Total U.S. Government and Agency Securities	102,038,386	106,413,280

	SHORT-TERM SECURITIES — 13.7%
51,302,470	Milestone Treasury Obligations Portfolio	51,302,470	51,302,470
50,337,812	Wells Fargo Government Money Market Fund	50,337,812	50,337,812
75,000,000	Fannie Mae Discount Note 8/25/03	74,875,677	74,893,425
55,000,000	Federal Home Loan Bank Discount Notes
	due 8/06/03 to 8/13/03	54,931,312	54,943,420
128,000,000	U.S Treasury Bills due 7/03/03 to 7/24/03	127,950,780	127,966,719

	Total Short-Term Securities	359,398,051	359,443,846

	Total Investments in Securities	$2,627,046,574	2,617,576,753

	Covered Call Options Written — (0.1%)		(2,150,000)
	Other Assets Less Liabilities — 0.1%		3,720,678

	Total Net Assets — 100%		$2,619,147,431

	Net Asset Value Per Share		$19.37

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WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value
	COVERED CALL OPTIONS WRITTEN
500,000	Interpublic Group of Companies, Inc.	July 2003/12.50	$(475,000)
300,000	Interpublic Group of Companies, Inc.	October 2003/10	(1,080,000)
300,000	Interpublic Group of Companies, Inc.	October 2003/12.50	(495,000)
500,000	Qwest Communications International, Inc.*	July 2003/5	(100,000)

	Total Call Options Written (premiums received $2,463,228)		$(2,150,000)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

(a)	Fully or partially pledged as collateral on outstanding written call options

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Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/29/03